March 2015 Pieris Pharmaceuticals, Inc. (OTC:PIRS) The 27th Annual ROTH CONFERENCE Stephen Yoder CEO Exhibit 99.1

NON-CONFIDENTIAL
Forward Looking Statements
2 NON-CONFIDENTIAL
Statements in this presentation that are not descriptions of historical facts are forward-looking statements that are based on management’s current expectations and assumptions and are subject to risks and uncertainties. In some cases, you can identify forward-looking statements by terminology including “anticipates,” “believes,”
“can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,”
“should,” “will,” “would” or the negative of these terms or other comparable terminology. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to the results of our research and development activities, including uncertainties relating to the discovery of potential drug candidates and the preclinical and clinical testing of our drug candidates; the early stage of our drug candidates presently under development; our ability to obtain and, if obtained, maintain regulatory approval of our current drug candidates and any of our other future drug candidates; our need for substantial additional funds in order to continue our operations and the uncertainty of whether we will be able to obtain the funding we need; our ability to retain or hire key scientific or management personnel; our ability to protect our intellectual property rights that are valuable to our business, including patent and other intellectual property rights; our dependence on third-party manufacturers, suppliers, research organizations, testing laboratories and other potential collaborators; competition in our industry; regulatory developments in the U.S. and foreign countries; as well as those risks more fully discussed in the “Risk Factors” section of our Current Report on Form 8-K filed with the SEC on December 18, 2014 and the other reports we file with the SEC. In light of these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this report may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included in this presentation speak only as of the date hereof, and except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations.

pieris

Pieris AG
Angiocal

Daiichi-Sankyo

SANOFI

ALLERGAN

Zydus dedicated to life

Stelis Biopharma

3
R&D company developing first-in-class biologics
Built on cutting-edge Anticalin® technology
Highly differentiated next generation therapeutic proteins
Multispecifics, Inhaled Delivery, Tunable Kinetics
Superior drug-like properties
Strong patent position and no 3
rd
party IP identified to date for FTO
Clinical activity, lack of immunogenicity in cancer patients
Proprietary pipeline in Immuno-Oncology, Immunology,
Anemia and Respiratory
Proven track record for successful collaborations with Pharma
Pieris Pharmaceuticals, Inc. –
The Corporation (OTC:PIRS)
NON-CONFIDENTIAL
Protected by strong IP
Strong pipeline validated by clinical data

4
Solid Financial Position
$54M in total revenues
$82.6M total capital raised
Went public in Dec 2014 through reverse merger
Raised $13.6M
Straight common stock
$18M in cash as of Dec 2014 year end
Major shareholders include Ally Bridge Group, Forbion Capital, Gilde, GLSV,
Lombard Odier, Montrose Capital, Novo Nordisk, OrbiMed Advisors, Sphera
Funds and Zydus Cadila
CEO, CSO, Head of Discovery, Head of BD
all formerly at MorphoSys
Potential to repeat German Biotech MorphoSys success story:
MorphoSys currently with >20 clinical programs, multiple
high-value pharma partnerships, approx. $2bn market cap
Pieris Pharmaceuticals, Inc. –
The Corporation (OTC:PIRS)
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Highly experienced international leadership team

pieris

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| | morphosys | morphosys<br>medigene | morphosys | fusion antibodies | morphosys<br>McKinsey&Company | MICROLINE SURGICAL<br>iCAD Never stop looking® |

Experienced Management Team
Stephen
Yoder
Ulrich
Moebius
Christine
Rothe
Shane
Olwill
Eckhard
Niemeier
Darlene
Deptula
Title CEO CSO
Head
Discovery
Head
Dev
Head
BD
CFO
Education
JD
BS/BA
PhD
Post doc
PhD
Post doc
PhD
Post doc
MS MBA
Prior
Experience
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NON-CONFIDENTIAL 6
2010 2011 2012 2013 & 2014
value
Ph I study with VEGF-A program initiated (PRS-050)
In vivo POC on cMet program (PRS-110)
Broad Collaboration with Sanofi Group
In vivo POC and € 6M grant for hepcidin
program (PRS-080)
Alliance with Daiichi Sankyo
PRS-050 Ph I study successfully completed
Zydus Cadila & Stelis
Alliances
Milestone payments
from Daiichi
Expansion of Sanofi Partnership
& milestone payment
Significant Achievements
2010 to 2014

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mAbs
–
Fast Growing Rx Segment
Anticalins –
Differentiated Fast-Followers
7
Rx sales growth p.a. 2010-16
by drug type
Source: Datamonitor
+ 8.2%
+ 4.6%
+ 2.2%
+/- 0.0%
Monoclonal Antibodies (mAbs) are highly
successful drugs showing very high sales
growth within prescription pharmaceuticals
Anticalins share many
of the beneficial properties
of mAbs and are at the
same time highly
differentiated
Formatting flexibility for multispecific drugs
Alternative delivery routes (e.g. inhaled)
due to size and biophysical properties
Tunable kinetics to match biological need
Lower COGS due to bacterial expression
Anticalin

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Human Lipocalins – Scaffold for
Novel Anticalin Therapeutics
8
High-affinity (pM)
Anticalin bound to
Medium
target
Large
target
Human lipocalin
“template”
8
Small
target
Human, natural
binding proteins
Low molecular
weight
(~1/8 of mAb size)
Extracellular
Non-immunogenic
Very stable “cup-
like” structure
Highly diverse libraries
(>10
11
) of potential drug
candidates
Highly automated selection
and screening technology
(phage display)
Deep protein engineering
know-how to yield ideal
drug candidates

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9
Pure Anticalin formats
Tetracalin
mAb-Anticalin formats
Fc-Anticalin formats
Anticalin Tricalin Duocalin
Molecules designed for optimal target engagement and drug like properties
Binding site geometry can be adjusted to biological need
Choice – Anticalins Meet the
Industry Demand for Multispecifics

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Commercialization Strategy
Multiple Shots on Goal: Partnered & Proprietary
10
Pieris selects target, funds all costs
Shared investment, shared ownership
Partner selects target, funds all costs
Alternative mechanism to advance several programs
in a proprietary-like fashion
Retain commercialization rights in major markets
Immuno-oncology, anemia, respiratory: strong networks
High barriers to entry: e.g. IP, multispecifics, inhalation
Industry validation
Significant cash flow upfront and milestone payments
Fully
Proprietary
Co-Dev
Fully
Partnered

pieris

pieris
pieris
pieris
pieris
Zydus
Zydus
Stelis
Stelis
SANOFI

11
PRS-080 Hepcidin Anemia
PRS-060 IL4Ra Asthma
PRS-300 multiple IO
PRS-050 VEGF-A Oncology
Discovery Preclinical Phase 1 Phase 1b Phase 2 Target(s) 1° Indication
Pieris to fund Partner to fund
PRS-110 cMet Oncology
PRS-NN n.d. n.d.
PRS-NN n.d. Ophthalmology
PRS-NN n.d. Ophthalmology
Sanofi Group n.d. Sept 2010 Initiation
Daiichi Sankyo n.d. April 2011 Initiation
n.d. = not disclosed
Pipeline: Today & Planned
Progression Through End of 2016
Status Today
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pieris

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|---|---|---|---|
| SANOFI | | | |
| Daiichi-Sankyo | | | |
| Zydus dedicated to life | | | |
| Stelis Biopharma | | | |
| ALLERGAN | | | |

Validating Collaborations
12
Partner Overview Financials Comments
Multispecifics drug
discovery collaboration –
2010
> 50M € potential for each
program; royalties
2 milestone payments to date
Multispecifics project
handover achieved 4Q14
Two-program drug
discovery collaboration –
2011
> 100M € potential for each
program; royalties
5 milestone payments to date
Several potential milestone
payments 2015-17
Co-development
collaboration, incl. cMet
oncology – 2013
Funded through clinical POC
Pieris retains major markets
Retained strategic oversight
Minimal investment through
early clinical development
Co-development in
ophthalmology – 2013
Funded through first patient
study
Pieris retains 50% WW
Anticalin program in
ophthalmology – 2009
$10M upfront
Program handed off to
Allergan
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PRS-080: Intended to Reverse Hepcidin-
Mediated Functional Iron Deficiency
13
PRS-080 reverses hepcidin-mediated anemia by mobilizing iron trapped in the body’s iron storage cells
Addresses patients unresponsive to ESA and iron therapies
PK profile of PRS-080 designed to match hepcidin biology
Iron Ferroportin
Inflammation
Hepcidin
PRS-080
PRS-080
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PRS-080: Effective in vivo –
Currently in Phase 1
14
Demonstrated efficacy and safety in cynos
Single-dose serum iron response
Increased reticulocyte hemoglobin after
multiple doses
No adverse events in GLP tox
First-in-man study initiated December 2014
Single-dose escalation in HVs (n=48)
Endpoints:
Safety, MTD, PK, immunogenicity
Target engagement
PD effects: serum iron, ferritin, transferrin
saturation, reticulocyte count, hemoglobin
Final cohort of subjects planned mid 2015
Reporting of results expected 2H 2015
Serum iron response in cyno following
single i.v. administration
Pre-dose
Day 30
i.v. 150 mg/kg
Day 30
s.c. 20 mg/kg
Funded through Ph I by ongoing € 6M EU grant
15
20
25
30
Elevation of reticulocyte Hg in cyno
following repeated administration
Time [h]
0 20 40 60
0
20
40
60
80
100
10 mg/kg PRS-080
10 mg/kg NGAL wt

PRS-080 in Chronic Kidney Disease
Market Opportunity
15
Sources:
USRDS 2014 Annual Data Report (2012 numbers): Atlas of Chronic Kidney Disease and End-Stage Renal Disease in the U.S
ESRD Patients in 2011 – A Global Perspective, Fresenius Medical Care; Artisan Healthcare Consulting market research study
Hemodialysis
Patients
(Total 1.9M Worldwide)
No
anemia
18%
Anemic
82%
Hemodialysis Patients
with Anemia
(Total 1.6M Worldwide)
FID
24%
No FID
76%
Target Functional
Iron-Deficient (FID)
population:
U.S.     80,000
EU       61,000
JP        57,000
ROW 186,000
Estimated yearly
treatment costs:
~ $5,000 - $10,000
Treating FID anemic
HD patients with
PRS-080 has large
commercial potential
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Allergen
Airway lumen
Mucus
iNOS, periostin, eotaxins, IL-33, c-kit ligand
IL-4, IL-13
Eosinophil migration and survival
APC
IL-5
IL-4
IL-13
IL-4
TH2
CRTH2
IgE isotype switch
B cell
Adapted from Wenzel, Nature Medicine, 2012

✓

✓

✓ ↑

✓

✓

✓

✓

✓

✓

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PRS-060 – First-in-Class Inhaled
Biologic Targeting IL4Ra
16
Strong target validation & biomarker availability
IL4Ra a key mediator in Th
2
pathway disorders including asthma
IL4Ra mediates IL4 and IL13 signaling
Patient selection with Th
2
pathway is now straight-forward
IL4/13 mAbs (e.g. dupilumab) with strong efficacy in Phase 2b
Validated biomarkers (e.g. FeNo) allow for early clin. read-out
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Clear differentiation from systemic mAbs
Broader therapeutic index Low systemic exposure may lead to better side effect profile long-term (e.g. role of Th2 in metabolic balance)
More convenient Inhalation preferred over s.c. injections
More flexible Daily dosing may allow combination with SoC
Micro-dosing & Lower COGS May allow reaching broader patient populations
:
:
:
:

Relative Eotaxin Expression
No treatment
0,5h
1h
2h
4h
8h
24h

17
Pulmonary Delivery of PRS-060
Effective in vivo & Feasible Formulation
Inhibition of IL13-induced eotaxin expression following
pulmonary administration of PRS-060
Early onset of inhibition and
durability of effect up to 24h
post pulmonary administration
Time of single treatment prior to IL-13 challange
SEC
Diagrams
Device
Nebulizer Spray Dryer
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0
0.2
0.4
0.6
0.8
1
1.2
Nebulization and spray drying
feasibility demonstrated
Appropriate particle size
No aggregation
Full functional activity
High Yield

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PRS-060 in Asthma
Market Opportunity
18
1 Major Markets: U.S., EU, Japan, Brazil, Russia, India, China
Asthma
Patients
(Total 195M in Major Markets )
Mild/
Controlled
84%
Mod./Severe
uncontrolled
16%
Moderate/Severe
uncontrolled Patients
(Total 32M in Major Markets)
Th2
elevated
60%
No Th2
elevation
40%
Target Th2 elevated
Asthma population:
19M in Major
Markets
Estimated yearly
treatment costs:
~ $10,000 - $15,000
Treating Th2-
elevated
uncontrolled
Asthma patients
with PRS-060 is a
blockbuster
opportunity
Source:
Artisan Healthcare Consulting market research study
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1

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PRS-300 Series – Addressing Two
High Unmet Needs in Oncology
Potential benefits of tumor-localized engagement of immune system:
Increased efficacy in patients unresponsive to targeted therapies
Enhanced tolerability with reduced on-target “off-tumor” effects
mAb component drives
therapeutic to tumor
Anticalin engages the
immune system “locally”
Tumor
Cell
T cell
Tumor-targeting
mAb
Immune system-
targeting Anticalin
19 NON-CONFIDENTIAL
Mode of Action:

NON-CONFIDENTIAL
PRS-300 Series
Costimulatory T cell Engagement
20
Costimulatory T cell
engagement in the
tumor micro-
environment to
maintain
T cell receptor-
mediated tumor
antigen specificity
NON-CONFIDENTIAL
TNFRS
Receptor
No activation
in periphery
T cell
receptor
MHC-
peptide
T Cell
Costimulatory
signal
Primary
TcR signal
Activation
Tumor Cell
Clustering on
tumor cells

NON-CONFIDENTIAL
PRS-300 Series
Differentiates from Current IO Approaches
21
Approach
Tumor-
targeted
activation
TcR- mediated
specificity
Toxicity Delivery
Agonistic
mAbs
No Yes
Low to
significant
Injection
BiTE Yes No Observed Slow infusion
CAR-T Yes No Observed
Individualized
adoptive therapy
PRS-300 Yes Yes Expected low Injection
NON-CONFIDENTIAL

NSCLC
Melanoma $8bn
Renal
Combination Rx
increasing Unit Pricing $12bn
Expansion of Indications
through combination therapy $18bn
Treatment duration extension $24bn
2.5x adjusted market potential (US$)

NON-CONFIDENTIAL
Differentiated Immuno-Oncology
Drugs Have Blockbuster Potential
22
Source: Citi Research
Checkpoint agents have a market potential in excess of $20bn by 2021
Consensus forecasts in
initial indications
Price of therapy per patient set to
increase due to migration to
checkpoint combination therapy
Combination strategies with chemo/
radio/mAbs/vaccines/cryo likely to
expand potential indications
x1.5
x1.5
x1.3
Duration of immunotherapy likely
to expand given anticipated
improvements in progression-
free and overall survival
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Anticalin Intellectual Property –
Safe & Sound
Exclusivity
Drug class protected through 2020s
Controlled patent filings and prior art
enable broad follow-on protection
Unique IP for each program
Freedom to Operate
No third party IP identified to date for
FTO on platform or therapeutic programs
23
Program
(Target)
CoM Patent
Term
cMet 2030
Hepcidin 2031
IL4Ra 2031
300 Series
(IO)
2035+
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1H15 2H15 2016
value
Key preclinical milestones for first Daiichi & Sanofi programs
Ph I initiated for Hepcidin
Several partnered Anticalins in Ph I
Ph I completed for Hepcidin
IND-readiness for IL4Ra
New R&D partnership
Ph I completed for IL4Ra
Corporate Objectives 2015-2017
Ph Ib/IIa compl. for Hepcidin
2017
IND-readiness for IO
NON-CONFIDENTIAL

pieris

Proprietary

Partnered

Daiichi-Sankyo
SANOFI
Zydus dedicated to life

NON-CONFIDENTIAL
30-Month Projected Pipeline
Progression
25
PRS-080
PRS-060
PRS-300
2015 2016 2017
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
Phase I
GLP / GMP
Phase Ib/IIa
Phase Ia/Ib
GLP / GMP
In vivo POC Lead Opt
Phase IIb
GLP / GMP
Phase I
GLP / GMP Phase I
GLP / GMP Phase I
GLP / GMP
Phase I
GLP / GMP
Phase I
In vivo POC
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Corporate & Financial Summary
26
Company founded in 2001
OTCBB: PIRS, December 2014, raised $13.6M
Total capital raised $82.6M
Major shareholders include Ally Bridge Group, Forbion Capital,
Gilde, GLSV, Lombard Odier, Montrose Capital, Novo Nordisk,
OrbiMed Advisors, Sphera Funds and Zydus Cadila
Revenues – $54M ($40M licensing and $14M grant revenue)
At September 30, 2014 (9 months)
Net Loss $ 5.7M
Cash & Cash Equivalents $  .9 M
Debt $ 5.1M
Shares Outstanding Fully Diluted: 33,021,882
Includes 3.2M option pool & 542,360 warrants
Validation through strategic partnerships and collaborations
Sanofi, Daiichi Sankyo, Zydus, Stelis, Allergan
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Investment Highlights
27
Human PoC achieved with Anticalin platform
Novel therapeutic proteins
Superior drug-like properties
Validation through strategic partnerships and collaborations
Sanofi, Daiichi Sankyo, Zydus, Stelis, Allergan
Several differentiated proprietary and partnered drug candidates advancing towards or through clinical development
Potential for rich news flow in 2015
Milestone payments; clinical data; new partnerships
Proven management team and highly regarded Board of Directors
NON-CONFIDENTIAL

NON-CONFIDENTIAL 28 Pieris Pharmaceuticals, Inc. Lise Meitner Strasse 30 85354 Freising Germany Tel.: +49 (0) 8161 1411 400 Fax: +49 (0) 8161 1411 444 info@pieris.com www.pieris.com NON-CONFIDENTIAL